UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 16, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares, without par value	UPLC	OOTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on April 12, 2017, Ultra Resources, Inc. (“Ultra Resources”), the borrower and a subsidiary of Ultra Petroleum Corp. (the “Company”), entered into that certain Credit Agreement (as amended through December 21, 2018, the “Credit Agreement”), with the Company and UP Energy Corporation, as parent guarantors, Bank of Montreal, as administrative agent (the “Agent”), and the other lenders party thereto (collectively, the “Lenders”), providing for the Company’s revolving credit facility (the “Credit Facility”).

On September 16, 2019, Ultra Resources entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with the Agent and the Lenders party thereto. Pursuant to the Fifth Amendment and the fall borrowing base redetermination, the Borrowing Base (as defined in the Credit Agreement) was reduced to $1.175 billion, with $200 million attributed to the Credit Agreement. The $200 million commitment for the Credit Facility automatically reduces to $120 million on February 29, 2020, concurrently with the anticipated paydown of outstanding borrowings under the Credit Facility. The next scheduled semi-annual borrowing base redetermination is in the spring of 2020.

The Fifth Amendment also provides for, among other items, the following changes to certain covenants and other provisions of the Credit Agreement:

•	Elimination of all financial maintenance covenants;

•	Reduction to the Company’s minimum hedging requirements on projected natural gas volumes through March 31, 2020 and removal of any minimum hedging requirements thereafter;

•

Establishment of maximum capital expenditures of $65 million, $10 million and $5 million, for the quarters ended September 30, 2019, December 31, 2019, and quarterly thereafter, with the ability to carryforward unused amounts up to $5 million in aggregate;

•	Revision of the anti-cash hoarding provision from $100 million to $25 million at all times borrowings are outstanding under the Credit Agreement;

•

Ability to repurchase junior indebtedness, including borrowings under the Company’s Senior Secured Term Loan, Senior Secured Second Lien Notes, 6.875% Senior Notes due 2022 and 7.125% Senior Notes due 2025 under certain circumstances, including having no amounts drawn on the Credit Facility, the Company having established adequate cash reserves, satisfaction of a first lien incurrence test, each as set forth in the Fifth Amendment, and compliance with the Company’s other debt documents.

The foregoing description of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to its operational and financial results are set forth in its filings with the Securities and Exchange Commission (the “SEC”), particularly in the section entitled “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K for the most recent fiscal year, its most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, the Company’s ability to decrease its leverage or fixed charges, increased competition, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The relevant information set forth in Item 1.01 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On September 16, 2019, the Company issued a press release announcing, among other things, the entry into the Fifth Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained or incorporated in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Credit Agreement, dated as of September 16, 2019, by and among Ultra Resources, Inc. as borrower, Bank of Montreal, as administrative agent, and each of the lenders and other parties party thereto.

99.1	Press release of Ultra Petroleum Corp., dated September 16, 2019, regarding entry into the Fifth Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2019

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary